

First Quarter 2012 Earnings Call Supplemental Materials

April 26, 2012

FIS

Agenda

Topic	Speaker
First Quarter 2012 Highlights	Frank Martire, Chairman and CEO
Operations Review	Gary Norcross President and Chief Operating Officer
Financial Summary	Mike Hayford Chief Financial Officer
Q & A	Martire, Norcross and Hayford

FIS

Forward Looking Statements

This presentation and today's conference call contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earnings per share and margin expansion, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the adequacy of our cash flow and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business, pay dividends and repurchase shares; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

FIS

Use of Non-GAAP Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include:

- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.



First Quarter 2012 Highlights

Frank Martire

Chairman and CEO

FIS

Strong Performance – 1st Quarter 2012 Highlights

- **5.3%** organic revenue growth
  - Solid performance across all operating segments
- **10.3%** EBITDA growth, as adjusted
- **150 bps** margin expansion
- **22%** EPS growth, as adjusted



Organic Revenue Growth
4.1%
4.9%
5.3%
Q3-11
Q4-11
Q1-12

Focused on Performance

- Expanding client relationships
- Investing for the future
- Executing the strategy communicated at Investor Day
  - Organic revenue growth
  - Margin expansion
  - Driving value to shareholders

FIS



Operations Review

Gary Norcross

President and Chief Operating Officer

Global Sales Climate

- Continued investment spending
- Market dynamics drive opportunities for FIS
  - Clients focusing on growth and ongoing efficiency
  - Trend towards outsourcing continues
  - Financial institutions are managing through increased regulation
- Increased stability and improving profitability within banking sector
  - Ongoing transition for financial institutions in 2012
  - Measured confidence in continued economic recovery

North America

- Very successful client conference
  - Over 1,000 clients in attendance
  - More than 100 FIS product demonstrations and 130 breakout sessions
- Ongoing cross-sell success
- Continued growth in professional services, channel solutions and global commercial services
- Solid growth in payment volumes
  - 4.2% revenue growth, as adjusted[(1)]
  - Continue to analyze Durbin impact

(1) Excludes check-related businesses which declined $5.1 million to $107.9 million in the current year quarter.

FIS

International

- Solid organic growth; optimistic regarding full year outlook
- Strong growth in Brazil
  - Growth in card volumes and back-office support
- Continued growth in Europe
  - Strong growth in Capco consulting revenues
  - Continued demand for discretionary professional services
- Asia Pacific
  - First TouchPoint® deal in Asia (Thailand)
  - Gaining share in payments

FIS

Driving Performance

- **5.3%** organic growth
  - Solid performance across all operating segments
- **150 bps** margin expansion
  - Payments transaction growth
  - Continued focus on managing costs
- **Focused** strategy
  - Drive organic revenue growth
  - Allocate resources to high growth businesses
  - Strong cost management

Ongoing Investments to Drive Cross-Sales

- Product-focused acquisitions
- Support strategy to build end-to-end risk, fraud and compliance solutions
- Ongoing integration

ICS Compliance
The confidence of more™

memento®

Ongoing Infrastructure Improvements

- Information security and risk management
  - Sunrise platform breach in first quarter of 2011
  - Significant efforts and progress towards enhancing information security and risk management across FIS
  - Hired new Chief Information Security Officer and new Chief Risk Officer
- Ongoing investment
  - Substantial investments in 2011 and additional enhancements in 2012
  - Costs included in February guidance

FIS

Key Takeaways

- Strong first quarter performance
  - Solid organic growth and margin expansion
- Executing product-focused acquisition strategy
- Ongoing investments to optimize global infrastructure and further enhance information security and risk management
- Focused on serving clients and executing our business strategy

FIS



Financial Summary

Mike Hayford

Chief Financial Officer

FIS

Consolidated Results

($ millions)

	Q1 2012	Q1 2011
Revenue	$1,447	$1,383
Growth	*5%*	
Organic growth	*5%*	
Adjusted EBITDA	$406	$368
Growth	*10%*	
Adjusted EBITDA Margin	28.1%	26.6%
Y-O-Y change	*+150 bps*	

FIS

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Financial Solutions

($ millions)

	Q1 2012	Q1 2011
Revenue	$539	$504
Organic Growth	*7%*	
EBITDA	$209	$195
Growth	*7%*	
EBITDA Margin	38.8%	38.7%
Y-O-Y change	*+10 bps*	

FIS

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Payment Solutions

($ millions)

	Q1 2012	Q1 2011
Revenue	$631	$615
Growth	*3%*	
Growth, as adjusted[1]	*4%*	
EBITDA	$249	$219
Growth	*14%*	
EBITDA Margin	39.5%	35.7%
Y-O-Y change	*+380 bps*	

FIS

(1) Excludes check-related businesses which declined $5.1 million to $107.9 million in the current year quarter.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

International Solutions

($ millions)

	Q1 2012	Q1 2011
Revenue	$277	$268
Growth	*3%*	
Organic growth[1]	*7%*	
EBITDA	$51	$49
Growth	*5%*	
EBITDA Margin	18.6%	18.2%
Y-O-Y change	*+40 bps*	

(1) Anticipate unfavorable foreign currency impact of approximately $50 million for full year 2012 based on current foreign exchange rates.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

FIS

Corporate EBITDA

($ millions)

	Q1 2012	Q1 2011
EBITDA	$(122)	$(95)
Adjustments:		
Stock and other compensation charges[1]	19	-
Adjusted EBITDA	**(104)**	**(95)**

(1) Charges for accelerated vesting of certain equity grants pursuant to the changes in roles of Messrs. Foley and Bickett, and a non-compete and change in role cash payment to Mr. Foley.

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

FIS

Consolidated Results

($ millions, except per share data)

	Q1-2012	Q1-2011
GAAP Net Earnings from Continuing Operations	$96	$96
Stock and other compensation charges[(1)]	12	-
Debt refinancing costs[(2)]	12	-
Net Earnings, excluding other items	120	96
Acquisition Related Purchase Amortization	42	42
Adjusted Net Earnings from Continuing Operations	$162	$138
Increase	*17.8%*	
Adjusted Net Earnings Per Share from Continuing Operations	$0.55	$0.45
Increase	*22.2%*	
Weighted Average Diluted Shares	295.4	308.7
Effective Tax Rate	34%	35%

(1) Charges for accelerated vesting of certain equity grants pursuant to the changes in roles of Messrs. Foley and Bickett and a non-compete and change in role cash payment to Mr. Foley.

(2) Represents the write-off of certain previously capitalized debt issuance costs and transaction expenses as a result of the early pay down of certain debt and the refinancing of our credit facility in the first quarter of 2012.

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

FIS

Free Cash Flow

($ millions)

	Q1 2012	Q1 2011
Cash flow from operations[1]	$204	$260
Capital expenditures	(65)	(72)
	139	189
Settlement activity	(2)	(58)
Free Cash Flow[2]	**$136**	**$130**

FIS

(1) Q1-2012 includes a $42 million final payment related to an interest rate swap assumed in the acquisition on Metavante Technologies, Inc.
(2) Free cash flow is GAAP operating cash flow less capital expenditures and effective in Q1-12, excludes the net change in settlement assets and obligations for all periods presented.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Committed to Capital Allocation Strategy

- Investing for Growth
  - Capital expenditures of $65 million
- Further strengthened the balance sheet
  - $59 million in mandatory debt repayments
  - $4.8 billion debt outstanding and weighted average rate of 4.7% at quarter-end
  - Debt-to-EBITDA of 2.8x
- Paid $59 million in shareholder dividends ($0.20 per share)
- $101 million (3.7 million) shares repurchased
  - New $1.0 billion authorization
  - Anticipate executing ~$250 million annually
- Focused on product oriented acquisitions



Q1 - 2012
Share Repurchases
Capital Expenditures
Mandatory Debt Payments
Dividends

Debt Refinancing

- Issued $700 million 10-year bonds at 5.0%
  - Proceeds used to reduce Term Loan B
- Refinanced Term Loan A and Revolver
  - Extended maturities from 2014 to 2017
  - Reduced spreads by 25 bps
- Received credit ratings upgrades
  - Fitch upgraded from BB+ to BBB- (March 5)
  - S&P upgraded from BB to BB+ (March 5)
  - S&P revised outlook from stable to positive (April 10)

Refinancing Summary

- **Extended the overall duration by approximately 2 years**
- **Reduced the weighted average interest rate**
- **Substantially advanced our progress towards achieving investment grade credit ratings**

FIS

Buy, Build or Invest in New Products

Acquisitions support strategy to build end-to-end risk, fraud and compliance solutions

ICS Compliance
The confidence of more

- Offers compliance consulting services to support risk management in the financial services industry
- Customized programs primarily focus on regulatory issues for financial institution clients

memento

- Provider of enterprise fraud management and compliance solutions to financial institutions in North America and Europe
- Specializes in detecting ACH and wire fraud, check fraud and employee fraud

Key Takeaways

- Encouraged by solid first quarter operating results
- Ongoing focus on information security
- Executing business strategy that we communicated at Investor Day:
  - Driving organic growth and margin expansion
  - Progress on capital allocation plan
    - Completed debt refinancing
    - Returned ~$160 million cash in dividends and share repurchases
    - Completed two product acquisitions aimed at driving future cross-sales

FIS



Q & A



Appendix

Debt Summary

($ millions)

	March 31, 2012 Balance		March 31, 2012 Rate	December 31, 2011 Balance		December 31, 2011 Rate
Term Loan A						
2014 Maturity	$	250	L + 2.25%	$	2,089	L + 2.25%
2017 Maturity		2,100	L + 2.00%		-	-
Revolver		300	L + 2.00%		175	L + 2.25%
Term Loan B (2016)[1]		200	L + 3.25%		1,250	L + 3.25%
Senior Unsecured Notes						
2017 Maturity		750	7.625%		750	7.625%
2020 Maturity		500	7.875%		500	7.875%
2022 Maturity		700	5.000%		-	-
Other		44	NM		46	NM
Total Debt	**$**	**4,844**		**$**	**4,810**	
Weighted Average Rate			**4.7%**			**4.8%**
Debt-to-EBITDA			**2.8x**			**2.8x**

(1) Current Term Loan B floor of 1.00%.

Note: Mandatory quarterly debt payments of $26.25 million in 2012.

FIS

Non-GAAP Financial Results

($ millions)

Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments divided by (B).

		First Quarter		
(2012 and 2011 comparative data)		2011	2010	Organic Growth
GAAP reported revenue		$1,446.9	$1,383.4	
Currency impact		10.4	-	
Adjusted revenue	(A)	$1,457.3	$1,383.4 (B)	5.3% (A)/(B)

Segment Organic Growth		First Quarter			
(2012 and 2011 comparative data)	2012 Reported	Fx Impact	2012 Adjusted Revenue	2011 Adjusted Revenue	Organic Growth
Financial Solutions	$538.9	-	$538.9	$503.7	7.0%
Payment Solutions	630.6	-	630.6	614.5	2.6%
International Solutions	276.8	10.4	287.2	268.1	7.1%
Corporate	0.6	-	0.6	(2.9)	Nm
Adjusted Revenue	$1,446.9	$10.4	$1,457.3	$1,383.4	5.3%

FIS

Non-GAAP Financial Measures

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2012 comparative data) excludes accelerated vesting of certain stock options and restricted stock grants and for a non-compete and change in role payment.

Adjusted net earnings (2012 comparative data) exclude the after-tax impact of acquisition related amortization, debt refinancing costs and accelerated vesting of certain stock options and restricted stock grants and for a non-compete and change in role payment.

Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free cash flow is GAAP operating cash flow less capital expenditures and excludes the net change in settlement assets and obligations.